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                                                                  EXHIBIT 12(a)1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002


         Tele Norte Celular Participacoes S.A. (the "Company") is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 20-F for the fiscal year ended 2002 (the "Report").

         I, Antonio Jose Ribeiro dos Santos, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Antonio Jose Ribeiro dos Santos
-----------------------------------
Antonio Jose Ribeiro dos Santos
Chief Executive Officer
May 7, 2003